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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

Filed by Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                            DAUGHERTY RESOURCES, INC.

                (Name of Registrant as Specified in its Charter)
                                       and
                   (Name of Person(s) Filing Proxy Statement)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            1) Title of each class of securities to which transaction applies: Common Stock, no par value

            2)    Aggregate number of securities to which transaction applies:
                  _________ shares

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth amount on which filing fee is calculated and state how it was determined:

            4)    Proposed maximum aggregate value of transaction: $__________

            5)    Total fee paid: $________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid: $________

            2)    Form Schedule or Registration Statement No.

            3)    Filing Party:

            4)    Date Filed:

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                            DAUGHERTY RESOURCES, INC.
           120 PROSPEROUS PLACE, SUITE 201 - LEXINGTON, KENTUCKY 40509

                      NOTICE OF ANNUAL GENERAL AND SPECIAL
                             MEETING OF SHAREHOLDERS

            NOTICE IS HEREBY GIVEN that an annual general and special meeting of shareholders of Daugherty Resources, Inc. will be held at 2:00 p.m. (Vancouver, British Columbia time) on June 24, 2004 at 625 Howe Street, 10(th) Floor, Vancouver, British Columbia, Canada V6C 2T6, for the following purposes:

      1. To approve a special resolution authorizing our transition to the new corporate law in British Columbia, Canada, our jurisdiction of incorporation (the "Corporate Transition").

      2. To approve a provision in our governing articles increasing the quorum requirement for shareholder meetings from 10% to one-third of the outstanding shares.

      3. To approve a provision in our articles decreasing the supermajority voting threshold from three-fourths of the shares voting to two -thirds.

      4. To approve a provision in our articles authorizing our board of directors to create one or more series of preferred shares with special rights or restrictions.

      5.    To approve a new incentive stock award and stock option plan.

      6.    To fix the size of the board of directors.

      7.    To elect directors.

      8.    To ratify the appointment of auditors for 2004.

            The board of directors has fixed the close of business on May 14, 2004 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment. A list of our shareholders as of the record date will be available for inspection at least ten days prior to the meeting during normal business hours at our offices in Lexington, Kentucky.

            If you were a registered holder of our common stock at the close of business on the record date, you are entitled to notice of the meeting and to vote on the matters to be acted on at the meeting. If any shareholder transfers shares after the record date and the transferee, at least 48 hours before the meeting, produces properly endorsed share certificates to our corporate secretary or transfer agent or otherwise establishes ownership of the shares, the transferee may vote the shares.

            Shareholders are cordially invited to attend the meeting in person. Your vote is important. If you do not plan to attend the meeting , please complete, sign and date the accompanying proxy card and return it before the meeting in the envelope provided. Proxies must be deposited with the office of our transfer agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T6, by the second business day preceding the meeting or any adjournment. Your proxy may be revoked at any time before its exercise by giving a notice of revocation, by delivering a subsequent proxy card or by voting in person at the meeting.

Lexington, Kentucky                 BY ORDER OF THE BOARD OF DIRECTORS
May 27, 2004

                                    William S. Daugherty
                                    Chairman of the Board, President and Chief
                                    Executive Officer

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                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
The Annual Meeting..........................................................................................      1
Proposal 1 - Corporate Transition and Related Name Change...................................................      3
Proposal 2 - Increase in Quorum Requirement.................................................................      6
Proposal 3 - Reduction in Supermajority Voting Threshold....................................................      6
Proposal 4 - "Blank Check" Preferred........................................................................      7
Proposal 5 - Incentive Plan.................................................................................      8
Proposal 6 - Fixing the Size of the Board...................................................................      9
Proposal 7 - Election of Directors..........................................................................     10
Proposal 8 -  Ratification of Auditors......................................................................     11
Price Range of Common Stock.................................................................................     12
Management..................................................................................................     13
Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters..............     16
Certain Relationships and Related Transactions..............................................................     17
Shareholder Proposals for 2005 Annual Meeting...............................................................     18
Incorporation of Certain Documents by Reference.............................................................     18
Other Matters...............................................................................................     18

Attachment A  Special Resolutions for the Corporate Transition
Attachment B  Proposed Articles
Attachment C  Audit Committee Charter
Attachment D  Form of Proxy Card

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509

                                 PROXY STATEMENT

                               THE ANNUAL MEETING

GENERAL

            This proxy statement is being furnished in connection with the solicitation by our board of directors of proxies for use at our annual general and special meeting to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada V6C 2T6, at 2:00 p.m. (Vancouver, British Columbia time) on June 24, 2004. The approximate date of mailing this proxy statement and the accompanying proxy card is May 26, 2004. We previously mailed to our shareholders a copy of our annual report for 2003 and quarterly report for the first quarter of 2004.

            Our board of directors has unanimously approved the special resolutions authorizing our transition to the new corporate law in British Columbia, Canada, our jurisdiction of incorporation (the "Corporate Transition"), and our adoption of the governing articles authorized in the special resolutions.(the "Articles") Copies of the special resolutions and related Articles are included as Attachment A and B to this proxy statement. The board has also unanimously approved a new incentive stock award and stock option plan and a proposal to fix the size of the board at four members. The board recommends that you vote in favor of these proposals as well as the nominees for director and ratification of auditors.

RECORD DATE

            The board has set the close of business on May 14, 2004 as the record date for the meeting. Registered holders of our common stock at the close of business on the record date or their transferees who produce proper evidence of ownership of the transferred shares at least 48 hours before the meeting and who request that their name be included on the list of shareholders will be entitled to vote at the meeting. If you are included on that list, you may vote your shares at the meeting, but the previous owners may not.

QUORUM AND VOTING REQUIREMENTS

            As of the record date, there were 14,253,681 shares of our common stock issued and outstanding, and no shares of our preferred stock were outstanding. Each share of common stock has the right to one vote on each matter that properly comes before the meeting. The presence, in person or by proxy, of holders of at least 10% of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. We will hold the meeting on the scheduled date as long as this quorum requirement is met. We will count your shares toward the quorum requirement as long as we receive your signed proxy card, even if you vote to abstain on the proposals or fail to vote. If your shares are held in "street name" by a broker, bank or other nominee, they should give you instructions for voting the shares. Usually, they will vote the shares on your behalf and at your direction. Your broker or other nominee may refrain from voting your shares held in its street name if you do not tell the nominee how to vote those shares. In that case, they will be treated as broker nonvotes. Any broker nonvotes will count for the quorum requirement but not for approval of the proposals.

            Approval of the Corporate Transition and each of the three other proposals relating to the Corporate Transition requires affirmative votes by holders of at least three-fourths of our common shares voting on the proposal at the meeting in person or by proxy. The proposals for approving incentive plan, fixing the size of our board and ratifying its selection of auditors require simple majority votes, and directors are elected by plurality votes.

SOLICITATION AND REVOCATION OF PROXIES

            To vote your shares at the meeting, you must attend the meeting or appoint a proxy to vote on your behalf by completing and mailing your proxy card. You will find a proxy card accompanying this proxy statement. For your proxy to be valid and used at the meeting, it must be received by our stock transfer agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T6, by the second business day preceding the meeting or, if the meeting is adjourned or postponed, by the second business day preceding the adjourned or postponed meeting. Proxies will be solicited primarily by mail and may also be solicited by our directors or officers.

            All shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions specified on the proxy card. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED BY THE NAMED PROXY HOLDER IN FAVOR OF THE COTPOTATE TRANSITION, EACH OF THE OTHER PROPOSALS RELATING TO THE CORPORATE TRANSITION AND THE INCENTIVE PLAN.

            The accompanying proxy card, when properly signed, confers discretionary authority to the named proxy holder on any other matters that may properly be brought before the meeting. We are not aware that any matters to be presented at the meeting other than the proposals in this proxy statement. See "Other Matters."

            Each shareholder may vote in person or by proxy. To be valid, a proxy card must be signed by the shareholder or by the shareholder's attorney, duly authorized in writing. A shareholder who has given a proxy may revoke it at any time before its use by:

      - completing, signing, dating and delivering a new proxy no later than two business days before the meeting;

      -     personally attending the meeting and voting in person;

      - sending an instrument in writing signed by the shareholder or by his duly authorized attorney to Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T6, at least two business days before the date of the meeting; or

      - giving an instrument in writing signed by the shareholder or his duly authorized attorney to the chairman of the meeting on the day of the meeting or any adjournment thereof.

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PROXY MATERIALS

            Upon request, additional proxy materials will be furnished without cost to brokers and other nominees for forwarding to beneficial owners of shares held in their names. We will also honor requests from shareholders for copies of our previously mailed 2003 ANNUAL report and quarterly report for the first quarter of 2004. Requests should be made in writing to Daugherty Resources, Inc., Shareholder Services, 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509, or by calling us at (859) 263-3948.

COST OF PROXY SOLICITATION

            The cost of preparing and mailing this proxy statement to our shareholders is estimated at approximately $125,000. In addition to the use of the mails for distribution of this proxy statement, proxies for the meeting may be solicited by our directors and officers, without additional compensation, by personal interview, telephone or otherwise.

            PROPOSAL 1 - CORORATE TRANSITION AND RELATED NAME CHANGE

BACKGROUND

            Daugherty Resources was incorporated in February 1979 under the laws of British Columbia, Canada. We commenced oil and gas operations in 1993 with the acquisition of Daugherty Petroleum, Inc. ("DPI"). At that time, the primary assets of Daugherty Resources were inactive gold and silver prospects in Alaska. Since that time, we have operated as an independent energy and natural resources company focused on natural gas development and production in the Appalachian Basin, primarily in eastern Kentucky. Our common stock is listed and traded under the symbol "NGAS" on the Nasdaq SmallCap Market, and our principal and administrative offices are located in Lexington, Kentucky, near our core operating areas. We maintain a website with information about us at www.ngas.com. Unless otherwise indicated, references in this proxy statement to Daugherty Resources, the "Company," "we," "our" or "us" include Daugherty Resources, Inc. as well as DPI and its interests in sponsored drilling programs.

            During the last several years, our board of directors considered changing our jurisdiction of incorporation from British Columbia to the State of Delaware in a transaction known as a domestication under Delaware law. The board considered that potential investors and strategic partners in the United States are more comfortable dealing with U.S. corporations than British Columbia or other foreign corporations. The board also considered that the more favorable corporate environment generally associated with incorporation in Delaware could help us compete more effectively with other public companies, many of which are incorporated in Delaware, in raising capital and in attracting and retaining skilled, experienced outside directors.

            During 2003, our operating and financial performance continued to benefit from the success of our significant ongoing drilling initiatives in the Appalachian Basin. We increased our oil and gas production by 51% and our total revenues by 227% over 2002 levels. We also added 9,854 million cubic feet of natural gas equivalents to our estimated proved reserves. To support our growth, we doubled our capital base during 2003, while earning $0.47 per weighted average basic share outstanding for the year. Our performance was reflected in the market price of our common stock, which increased from a high bid price of $1.17 per share on the Nasdaq SmallCap Market during the first quarter of 2003 to a high of $6.14 during the fourth quarter of the year. See "Price Range of Common Stock."

            During the first quarter of 2004, our board determined to forego seeking shareholder approval for a domestication to Delaware. The primary reason was adverse tax consequences under Canada's corporate emigration tax rules. Under these rules, we would be deemed to have completed a tax year immediately prior to implementing a domestication, and our assets at that time, primarily our investment in DPI, would be deemed to have been disposed of at fair market value. Since this would be determined on the basis of our market capitalization rather than the book value of our assets, we could expect to recognize significant gains on the deemed disposition of those assets, and the hypothetical gains would be subject to the emigration tax at an effective rate of 16.8% in 2004. As a result, we could expect to incur substantial liability for Canadian emigration taxes if we completed a domestication under prevailing market conditions.

            The other reason for the board's decision to abandon its plans for a corporate domestication was a recent modernization of the corporate law in the Province of British Columbia, our jurisdiction of incorporation. As of March 29, 2004, the British Columbia Company Act (the "Company Act") was replaced by the British Columbia Business Corporations Act (the "BCCA"). The BCCA is the first major reform of the corporate law in British Columbia in 30 years. It is intended to modernize and streamline the corporate law and provide British Columbia corporations with more flexibility and less governmental regulation than the Company Act. Our board determined that our Corporate Transition under the BCCA with several optional changes to our governing instruments could provide some of the advantages contemplated by the domestication with none of the adverse tax consequences.

HIGHLIGHTS OF THE BCCA

            Significant reforms adopted under the BCCA that affect our corporate governance are listed below.

      - Under the Company Act, we were required to maintain a board of directors with at least three members, composed of a majority of Canadian residents and at least one British Columbia resident. The BCCA eliminates these residency requirements for directors.

      - The BCCA does not make significant changes to the liability of directors, but statutory limitations on director liability are slightly expanded.

      - Court approval is no longer needed for indemnification of directors and officers. In some instances, indemnification is mandatory under the BCCA.

      - The requirement to hold meetings of shareholders in British Columbia has been removed under the BCCA.

      - The BCCA changes the procedures for including shareholder proposals at an annual general meeting and for exercising dissent rights.

      - The BCCA eases various regulatory burdens for some types of mergers, acquisitions and business combination transactions.

      - Under the BCCA, the board of directors has the power to fill vacancies on the board without shareholder approval. As a result, an incumbent board, not a potential raider, would have control over board positions in the period between annual meetings of shareholders. Our board of directors has no current plans to implement any measures that could have an anti-takeover effect.

      - The BCCA requires a pre-existing British Columbia corporation to adopt various mandatory changes to its articles, which are the equivalent of bylaws under most state corporate laws in the United States. The articles may also include various optional corporate governance provisions as long as they are consistent with the BCCA. The optional provisions of our proposed Articles are covered in Proposals 2 through 4 of this proxy statement.

BCCA TRANSITION APPLICATION

            The BCCA requires all British Columbia corporations to change their organizational instruments and take other steps to conform with the new statute no later than March 29, 2006. If a corporation fails to complete the transition process by that date, it can be dissolved by the Registrar of Companies appointed under the BCCA (the "Registrar"). The transition process is called a transition rollover under the BCCA. For clarity in this proxy statement, we refer to our transition rollover under the BCCA as the Corporate Transition.

            The first step in a transition rollover under the BCCA is the filing a transition application with the Registrar. Under the Company Act, each British Columbia corporation had a memorandum, which was the equivalent of a certificate of incorporation under most state corporate laws in the United States. Under the BCCA, the memorandum is replaced by a notice of articles ("NOA"). The NOA must be filed electronically with the Registrar as part of the transition application. It must specify the company's name, address of registered office and

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records office, its authorized share structure and the name and business address of each director. The NOA must also indicate whether any provisions for issuing classes or series of shares with special rights or restrictions are included in the corporation's articles.

            Either the board of directors or the shareholders of a pre-existing British Columbia corporation can authorize the filing of a transition application. On the basis of our board's authorization of our Corporate Transition, we filed a transition application and related NOA with the Registrar in the prescribed form during May 2004. Under the NOA, our share structure remains unchanged from our memorandum. Our authorized capital continues to consist of 100,000,000 shares of common stock, no par value, and 5,000,000 shares of preferred stock, no par value.

BCCA PROVISIONS WITH POSSIBLE ANTI-TAKEOVER EFFECTS

            Our proposed Articles incorporate provisions of the BCCA that will give our board of directors the power to fill vacancies on the board without shareholder approval. As a result, an incumbent board, not a potential raider, would have control over board positions in the period between annual meetings of shareholders. Our board of directors has no current plans to formulate or implement any measures that could have an anti-takeover effect.

PRE-EXISTING COMPANY PROVISIONS

            The BCCA provides that a pre-existing British Columbia corporation, even after filing a transition application, remains subject to various restrictions called pre-existing company provisions, or "PCPs," until the transition process is completed by shareholders approval of a special resolution authorizing removal of the PCPs. See "Removal of Pre-Existing company Provisions" below. Most of the PCPs do not affect publicly held reporting companies like Daugherty Resources. The PCPs that do apply to reporting companies, pending their removal by special resolution of the shareholders, are summarized below.

      - Certain types of proposals required shareholder approval under the Company Act by vote of the holders of three-fourths of the shares voting on the proposals. The BCCA allows this threshold to be reduced to a minimum of two-thirds. Our proposed Articles adopt the two-thirds voting threshold. See "Proposal 3 - Reduction in Supermajority Voting Threshold." However, the ability to reduce the voting threshold is suspended until the PCPs are removed.

      - The issue price for shares without par value must be set by special resolution of the shareholders unless the articles in effect prior to adoption of the BCCA in March 2004 provided otherwise. Since our articles under the Company Act authorize our board of directors, not the shareholders, to determine the consideration to be received for the issuance of new shares, this PCP restriction does not apply to us.

      - Under the Company Act, any share repurchase offers or redemptions were required to be made ratably to all shareholders of a British Columbia corporation unless its articles provided otherwise. Our articles under the Company Act exempted us from this requirement as long as we remained a reporting company. The PCPs reinstate the requirement for any repurchase offers or redemptions to be ratably until the shareholders authorize removal of the PCPs. Accordingly, while removal of the PCPs will eliminate the requirement for any share repurchase offers or redemptions to be made ratably to all shareholders, it will not change the share repurchase requirements that applied to us under our Company Act articles.

      - A pre-existing British Columbia corporation is prohibited from adopting any changes to the NOA filed with its transition application under the BCCA until the PCPs are removed. This includes any change in corporate name.


REMOVAL OF PRE-EXISTING COMPANY PROVISIONS

            One of the steps required to complete a transition rollover under the BCCA is the approval of a special resolution by shareholders of a pre-existing British Columbia corporation authorizing the removal of the PCPs. The special resolutions adopted by our board of directors for our Corporate Transition include a proposal for the removal of the PCPs by our shareholders. A copy of the special resolutions to be voted on by the shareholders for the Corporate Transition, including the special resolution for removal of the PCPs, is attached to this proxy statement as Attachment A.

            Once a special resolution for removal of the PCPs is approved by the shareholders of a pre-existing British Columbia corporation, the BCCA permits the corporation's board of directors to adopt certain changes to the corporation's governing instruments, including changes in its corporate name, without shareholder approval, unless its articles provide otherwise. Under our proposed Articles, shareholder approval is not required for a board resolution to change our corporate name. If the special resolution for removing the PCPs in our Corporate Transition is approved at the meeting, our board intends to change our corporate name to ""NGAS Resources, Inc.''

CHANGE IN CORPORATE NAME

            Our board believes its contemplated change in our corporate name to "NGAS Resources, Inc." is in the best interest of the Company for several reasons. First, the new name reflects our focus on natural gas development and production. Since 1993, we have structured our business to achieve capital appreciation through growth in our natural gas reserves and production, concentrating on geographic areas of the Appalachian Basin where we have established expertise. As of December 31, 2003, natural gas represented 98% of our estimated proved oil and gas reserves on an energy equivalent basis. In addition, we are commonly associated with the NGAS acronym from its use as the Nasdaq trading symbol for our common stock and the Internet address of our website. We expect to adopt the name change throughout our organization, with a view to building a consistent and recognizable corporate identity. Required clearance for the proposed name has been obtained from the office of the Registrar.

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IMPLEMENTATION

            If the special resolution for removal of the PCPs is approved at the meeting, we will immediately file with the Registrar a notice of alteration of our NOA to reflect their removal and the change in our corporate name. Under the BCCA, our ability to alter our NOA to reflect a change in our corporate name is conditioned upon removal of the PCPs, although passage of the special resolution to remove the PCPs is not dependent upon shareholder approval of any of the other proposals relating to the Corporate Transition. Implementation of the name change in connection with the Corporate Transition will not interrupt our corporate existence, operations or trading market for our common stock. Our common stock will remain traded on the Nasdaq SmallCap Market under the trading symbol "NGAS." The existing stock certificates representing our common shares will continue to represent the same number of common shares without any action on your part. You will not have to exchange any share certificates. We will issue new certificates to you representing shares of common stock of the Company under its new name upon transfers or at your request.

VOTE REQUIRED

            The special resolution authorizing removal of the PCPs requires affirmative votes from holders of at least three-fourths of our common shares voting on the proposal in person or by proxy at the meeting. OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO REMOVE THE PCPS IN CONNECTION WITH OUR CORPORATE TRANSITION UNDER THE BCCA.

                   PROPOSAL 2 - INCEASE IN QUORUM REQUIREMENT

GENERAL

            Our existing articles under the Company Act provide that a quorum for meetings of shareholders consists of at least two shareholders, present in person or represented by proxy, holding at least 10% of the shares entitled to vote. Under the BCCA, a British Columbia corporation is permitted to establish the quorum requirement in its articles, as long as the threshold is not less than 5% of the shares entitled to vote.

            Under our proposed Articles, the holders of at least one-third of the voting power of our outstanding shares entitled to vote generally in the election of directors, represented in person or by proxy, constitutes a quorum for the transaction of business at a meeting of shareholders. When specified business is to be voted on by a class or series voting as a class, the Articles also provide that the holders of one-third of the voting power of the outstanding shares of that class or series constitutes a quorum for the transaction of the business to be voted on by that class or series.

            A copy of the new Articles proposed by the board of directors in connection with our Corporate Transition is this attached to this proxy statement as Attachment B. The quorum requirement is established in section 3.5 of the proposed Articles.

VOTE REQUIRED

            The proposal to increase the quorum requirement for shareholder meetings from 10% under our existing articles to one-third of the shares entitled to vote requires affirmative votes from holders of at least three-fourths of our common shares voting on the proposal in person or by proxy at the meeting. OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO INCREASE THE QUORUM REQUIREMENT IN CONNECTION WITH OUR CORPORATE TRANSITION UNDER THE BCCA.

            PROPOSAL 3 - REDUCTION IN SUPERMAJORITY VOTING THRESHOLD

GENERAL

            Under both the Company Act and the BCCA, routine matters submitted to shareholders of a British Columbia corporation are considered general business and are decided by a simple majority vote. These include business relating to the conduct of the meeting, proposals for employee benefits plans, the election of directors and ratification of auditors. Under both statutes, other types of proposals are considered special business, requiring a higher threshold, often referred to as a "supermajority." Under the Company Act, special resolutions for this type of proposal required approval by vote of the holders of three-fourths of the shares voting on the proposal. Under the BCCA, a British Columbia corporation may reduce this supermajority voting threshold in its articles to a minimum of two-thirds.

            Our proposed Articles adopt the minimum two-thirds supermajority voting threshold for any proposal requiring passage of a special resolution or exceptional resolution of shareholders under the BCCA. These include special resolutions for most changes to the articles, for issuance of shares representing 20% or more of the shares outstanding and for most mergers or other extraordinary transactions. Our proposed Articles do not change the types of matters requiring supermajority voting under the BCCA, only the voting threshold required for their passage. The supermajority voting threshold is established in section 3.8(b) of the proposed Articles.

VOTE REQUIRED

            The proposal to reduce our supermajority voting threshold to the two-thirds minimum permitted under the BCCA requires affirmative votes from holders of at least three-fourths of our common shares voting on the proposal in person or by proxy at the meeting. OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO REDUCE THE SUPERMAJORITY VOTING THRESHOLD UNDER THE ARTICLES ADOPTED IN CONNECTION WITH OUR CORPORATE TRANSITION UNDER THE BCCA.

                      PROPOSAL 4 - "BLANK CHECK" PREFERRED

GENERAL

            As permitted by the BCCA, our proposed Articles authorize our board of directors to provide for the issuance of shares of preferred stock from time to time in one or more series, to establish the number of shares to be included in each series and to fix the designation, powers, preferences and relative, participating, optional and other special rights of the shares of each series and any qualifications, limitations or restrictions. Because the board of directors has the power or so-called "blank check" to establish the powers, preferences and rights of each series of preferred stock without shareholder approval, it may afford the holders of preferred stock preferences, powers and rights, including voting rights, senior to the rights of the holders of our common stock.

POSSIBLE ANTI-TAKEOVER EFFECTS

            The broad powers conferred on board under the proposed Articles to fix by resolution the powers, preferences and rights, and the qualifications, limitations and restrictions on our preferred stock could be used to create a class of preferred stock that, because of its rights, could discourage a potential takeover. Our board of directors has no current plans to authorize any class or series of preferred stock or formulate any other measures that could have an anti-takeover effect.

VOTE REQUIRED

            The proposal to include a provision in our Articles authorizing our board of directors to create one or more series of preferred shares with special rights or restrictions requires affirmative votes from holders of at least three-fourths of our common shares voting on the proposal in person or by proxy at the meeting. OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO INCLUDE PROVISIONS FOR "BLANK CHECK" PREFERRED STOCK IN THE ARTICLES ADOPTED IN CONNECTION WITH OUR CORPORATE TRANSITION UNDER THE BCCA.

                         PROPOSAL 5 - THE INCENTIVE PLAN

GENERAL

            We currently maintain two stock option plans for the benefit of our directors, officers, employees and, in the case of the second plan, our consultants and advisors. See "Management - Executive Compensation - Stock Options." As of May 14, 2004, there were outstanding options to purchase a total of 1,755,000 common shares under these plans, with options for an additional 785,300 common shares available for future grants.

REASONS FOR ADOPTION OF THE INCENTIVE PLAN

            Our board believes we should have a pool of common shares and additional options available for future grants as a way to provide compensation and additional incentives to our directors, officers, employees and selected consultants, without reducing working capital for natural gas development activities. The board adopted the 2003 Incentive Stock and Stock Option Plan (the "Incentive Plan") for that purpose, subject to approval by our shareholders at the meeting. Our Board recommends approval of the Incentive Plan as a means our reducing our cash compensation expenses and offering our directors, officers, employees and eligible consultants an opportunity to acquire or increase their proprietary interests in the Company, adding to their incentive to contribute to our performance and growth.

TERMS OF THE INCENTIVE PLAN

            Covered Shares. The Incentive Plan authorizes the grant of stock awards and stock options for an aggregate of 4,000,000 common shares. Stock awards under the Incentive Plan may be subject to any vesting conditions and trading restrictions specified at the time of grant. Options may be granted under the Incentive Plan either as incentive stock options ("ISOs") within the meaning of the Internal Revenue Code or as nonqualified stock options ("NSOs"). Shares covered by the Incentive Plan may be either previously unissued or reacquired shares. Shares that cease to be subject to a stock award that expires unvested or to an option that expires or terminates unexercised will again be available for the grant of stock awards or options until termination of the Incentive Plan.

            Administration. The Incentive Plan will be administered by the Compensation Committee of our board of directors. The Compensation Committee will have sole discretion to select grantees, determine the number of shares subject to each grant and prescribe the other terms and conditions of each award. All of our directors, officers and other employees as well as selected consultants will be eligible to receive stock awards and options under the Incentive Plan, except that any person who owns more than 10% of our outstanding common shares may only receive options in the form of NSOs. The Incentive Plan provides for the Compensation Committee, in making these determinations, to consider the position held by each eligible participant, the nature and value of his or her services and accomplishments, the present and potential contribution of the individual to our success and any other factors that the Compensation Committee considers relevant. The grant of stock awards or options under the Incentive Plan is subject to approval of the plan by our shareholders at the meeting.

            Exercise Price of Options. The exercise price of each option granted under the Incentive Plan must be equal to the fair market value of our common stock at the time the option is granted. Payment in full of the exercise price must be made upon the exercise of each option in cash or, if permitted by the Compensation Committee at the time of the grant, in shares of our common stock already owned by the grantee, valued at their market price at the time of exercise. The proceeds received by us upon the exercise of options granted under the Incentive Plan will be used for general corporate purposes.

            Termination. Options granted under the Incentive Plan may not be transferred except to the personal representative of a deceased grantee. The Incentive Plan provides for a period of three months during which an option, to the extent vested, may be exercised after the termination of a holder's employment for any reason other than cause, as defined in the Incentive Plan. No options may be granted under the Incentive Plan after the tenth anniversary of its approval by our shareholders, although the expiration date of previously granted options may extend beyond that date. The maximum term of any option is ten years.

            Adjustments. The number of common shares covered by the Incentive Plan and the exercise price of outstanding options are subject to customary anti-dilution adjustments in the event of any recapitalization or similar change affecting our common stock. In the event we sell all or substantially all our consolidated assets, dissolve, merge or consolidate with another company or are involved in a tender offer for all or a substantial portion of our common stock, the Compensation Committee may amend all outstanding options to:

      - permit their exercise prior to the effective date of the transaction;

      - require the forfeiture of all options, provided we pay each grantee the excess of the fair market value of the common stock on that date over the option exercise price; or

      - make other provisions that the Compensation Committee deems equitable.

            Plan Amendments. The Compensation Committee may amend the Incentive Plan without further shareholder action, except for a modification that would:

      -     increase the number of covered shares;

      - extend the maximum option term or the expiration date of the Incentive Plan;

      - permit grants below the fair market value of the common stock on the date of grant; or

      - materially increase the benefits or modify the eligibility requirements under the Incentive Plan.

INITIAL AWARDS UNDER PLAN

            During 2003, initial stock awards were made under the Incentive Plan, subject to its approval by our shareholders. Pending shareholder approval, the awarded shares are subject to "lock-up" arrangements restricting any sale or transfer of the shares. The following table presents information about the initial awards.

                       INITIAL AWARDS UNDER INCENTIVE PLAN

                                                                 INDIVIDUAL GRANTS
                                  -------------------------------------------------------------------------------
                                  NUMBER OF            % OF TOTAL               MARKET                  MARKET
                                   COMMON                SHARES                VALUE ON                VALUE ON
                                   SHARES              AWARDED TO               DATE OF              DECEMBER 31,
            NAME                   AWARDED              EMPLOYEES              AWARD(1)                 2003(2)
-------------------------------   ---------            ----------             ---------              ------------
William S. Daugherty...........    110,000                31.12%              $ 126,600               $ 574,200
D. Michael Wallen..............    110,000                31.12                 126,000                 574,200
Michael P. Windisch............     25,000                 7.07                  25,500                 130,500
All employees..................    108,500                30.69                 111,150                 566,370

--------------------
(1) Valued at $1.02 per share for awards of 50,000 shares to Messrs. Daugherty and Wallen and 25,000 shares to Mr. Windisch on January 2, 2003 and at $1.26 per share for awards of 60,000 shares to Messrs. Daugherty and Wallen on April 2, 2003. See "See "Management - Executive Compensation."

(2) Based on the closing price of $5.22 for our common stock on the Nasdaq SmallCap Market on December 31, 2003.

FEDERAL INCOME TAX MATTERS

            Stock Awards. A grantee of a stock award under the Incentive Plan will be in receipt of taxable income in an amount equal to the market value of the awarded shares at the time of the grant or, if the grant is conditioned upon the lapse of time or other condition, at the time that condition is satisfied. We will be entitled to a federal income tax deduction in the same amount. Upon sale of the awarded stock, the grantee will generally recognize capital gain or loss equal to the difference between the sale proceeds and the market price of the shares when awarded or later vested.

            ISOs. An employee receiving an ISO under the Incentive Plan will not be in receipt of taxable income upon the grant of the ISO or upon its timely exercise except under alternative minimum tax rules. Generally, exercise of an ISO will be timely if made during its term and if the optionee remains a director, officer or employee at all times from the date of grant until three months before the date of exercise. When the stock received upon exercise of an ISO is sold, the optionee will generally recognize long term capital gain or loss equal to the difference between the sale proceeds and the option exercise price. Under these circumstances, we will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of the underlying stock by the optionee.

            For purposes of the alternative minimum tax, an employee exercising an ISO will have alternative minimum taxable income resulting from the exercise unless the shares are subject to a substantial risk of forfeiture. The amount of the alternative minimum taxable income and the tax basis in the shares received upon exercise of an

ISO will be determined in the year of exercise unless the shares received upon exercise are sold to an unrelated party in the same tax year. In that event, there will generally be no adverse effect because the alternative minimum taxable income will then be limited to the taxable gain on the sale as determined for regular tax purposes.

            NSOs. A director, officer, employee or consultant receiving an NSO or electing to sell option shares from an ISO less than two years from the grant date or within one year from the exercise date (a "Disqualified ISO") will not recognize taxable income upon the grant of the NSO or ISO. Upon exercise of the NSO or Disqualified ISO, unless the acquired stock is subject to a substantial risk of forfeiture, the optionee will recognize ordinary income to the extent of the difference between the option exercise price and the fair market value of the stock on the date the option is exercised (the "Compensation Element"). Upon sale of the stock received upon exercise, the optionee will generally recognize capital gain or loss equal to the difference between the sale proceeds and the fair market value of the common stock on the date of exercise. We will be entitled to a federal income tax deduction equal to the Compensation Element upon the exercise of an NSO or Disqualified ISO. If an ISO is exercised by a former employee more than three months after his termination of employment, the ISO will be treated as a Disqualified ISO for federal income tax purposes.

            Use of Stock for Exercise of Options. If an optionee uses previously owned common shares to exercise an ISO or NSO, the transaction will be a taxable disposition of the previously owned shares. Moreover, if the previously owned shares had been acquired upon exercise of a prior tax qualified stock option and the holding period requirement for those tendered shares was not satisfied at the time they were used to exercise an ISO, the use of the tendered shares would cause the ISO to be treaded as a Disqualified ISO for federal income tax purposes.

VOTE REQUIRED

            Approval of the Incentive Plan requires the affirmative vote by holders of a majority of our common shares voting on the proposal in person or by proxy at the meeting. Our board believes the supplemental and flexible noncash incentive compensation provided by the Incentive Plan will be useful in enabling us to attract and retain qualified executives and other employees and consultants who can make important contributions to our success. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE INCENTIVE PLAN.

                    PROPOSAL 6 - FIXING THE SIZE OF THE BOARD

GENERAL

            The Company Act and the BCCA both require the size of the board of directors of a British Columbia corporation to be fixed by general resolution at the annual meeting of the corporation's shareholders. Under the BCCA, the board can expand its size during the ensuring year by no more than one-third. In April 2004, our board added a new member, increasing the size of the board to four directors. See Proposal 4 - Election of Directors. The board expects to maintain its current size for the ensuring year, subject to the its authority under the BCCA to add one additional member prior to the next annual general meeting of shareholders.

VOTE REQUIRED

            Approval of the proposal to fix the size of the board of directors at four members for the ensuring year requires the affirmative vote by holders of a majority of our common shares voting on the proposal in person or by proxy at the meeting. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO FIX THE SIZE OF THE BOARD AT FOUR DIRECTORS.

                       PROPOSAL 7 - ELECTION OF DIRECTORS

GENERAL

            Our board of directors is currently composed of four members. The term of office for each incumbent director expires at the 2004 annual general meeting. Each director elected at the meeting will hold office until the next annual general meeting of shareholders or until his successor is elected or appointed.

NOMINEES

            The following incumbent directors have been nominated for reelection at the meeting. A summary of their business experience and background is set forth below.

            WILLIAM S. DAUGHERTY, age 49, has served as the our President, Chief Executive Officer and member of our board of directors since September 1993, as well as our Chairman of the Board since 1995. He has also served as President of DPI since 1984. Mr. Daugherty currently serves as the Governor of Kentucky's Official Representative to the Interstate Oil and Gas Compact Commission and as a member of the Board of Directors of the Independent Petroleum Association of America. He is a past president of the Kentucky Oil and Gas Association and the Kentucky Independent Petroleum Producers Association. Mr. Daugherty holds a B.S. Degree from Berea College, Berea, Kentucky.

            JAMES K. KLYMAN, age 49, has served as a director of the Company since May 1992. For the past nine years, he has worked in various executive capacities with computer software firms specializing in digital media, computer and electronic arts. Mr. Klyman received a B.A. Degree from York University in Toronto, Canada.

            CHARLES L. COTTERELL, age 79, has served as a member of our board of directors since June 1994. Mr. Cotterell has been involved in the natural resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky, for over 40 years. He is a past Vice President of Konal Engineering Co., Ltd., a former director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co. and Dominion Power Press Equipment Co., Ltd., as well as the past President of Smith Press Automation Co., Ltd.

            THOMAS F MILLER, age 58, was appointed as a director of the Company in May 2004. In February 2003, he joined Rural Development and Finance Corporation, a provider of housing development and community loans in the border region of Texas and on Indian reservations in Montana, serving as Chief Operating Officer since December 2003. Prior to joining that firm, he served for two years, beginning in April 2001, as Senior Vice President of Low Income Investment Fund, a provider of investment capital for affordable housing and community facilities. From 1973 through 2001, Mr. Miller was engaged in various economic development, job creation and poverty reduction projects, initially with Kentucky Highland Investment Corporation, a development venture capital group focused in Appalachian Kentucky, where he served as President for ten years, followed by fifteen years of service with the Ford Foundation both in the United States and East Africa. Before entering project finance, Mr. Miller was employed by Arthur Andersen & Co. for five years, receiving his CPA certificate in 1972. He holds a B.A. Degree from Marietta College, Marietta, Ohio.

ADDITIONAL INFORMATION ABOUT THE BOARD

            Actions by the Board in 2003. During 2003, our board of directors took action, either at meetings or by consent, on a total of 18 occasions. No director attended or participated in fewer than 75% of those meetings or actions by consent.

            Committees and Committee Meetings. Our board of directors has a nominating committee comprised of William S. Daugherty and Charles L. Cotterell. The board also has an audit committee and a compensation committee, both comprised of Charles L. Cotterell and James K. Klyman, with the addition of Thomas F. Miller to the audit committee in May 2004. See "Management - Board Committees." During 2003, the nominating committee held one meeting, the audit committee held four meetings, and the compensation committee held three meetings.

            Compensation of Directors. No cash fees were paid to our directors during 2003. In lieu of cash fees, each of our outside directors received common stock awards of 3,000 shares during 2003 with a market value of $3,060 on the date of issuance, plus options to purchase 25,000 common shares at an exercise price of $1.02 per share. We also reimburse our outside directors for the expenses they incur in attending meetings of the board or its committees.

VOTE REQUIRED

            Under the BCCA, the four nominees for directors receiving the greatest number of votes cast will be elected as directors. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES.

                      PROPOSAL 8 - RATIFICATION OF AUDITORS

GENERAL

            Subject to ratification by our shareholders as required under the BCCA, our board of directors has appointed Kraft, Berger, Grill, Schwartz, Cohen & March, LLP ("Kraft Berger") as our auditors for 2004. Kraft Berger is a firm of chartered accountants based in Toronto, Ontario, and we are required by the BCCA to engage independent Canadian accountants to audit our financial statements. Kraft Berger has served as the Company's independent public accountants since 1992. Representatives of Kraft Berger are not expected to be present at the meeting.

AUDIT FEES AND SERVICES

            The engagement of Kraft Berger for the audit of our consolidated financial statements for 2004 was approved by the audit committee of our board of directors, subject to ratification by our shareholders. The audit committee's approval covered audit fees and tax fees we will incur for these services from Kraft Berger for 2004. The following table shows the fees we were billed for professional services rendered Kraft, Berger for each of the last two years. Kraft Berger did not provide any information technology or other products or services to us in 2003 or 2002, and we did not incur any fees for any of their products or services for those years except as listed below.

                            YEAR ENDED DECEMBER 31,
                            -----------------------
                              2003          2002
                            -------       --------
Audit fees(1)...........    $49,628       $ 35,120
Audit related fees(2)...         --             --
Tax fees(3).............      8,542          7,160

------------------
(1) Reflects profession fees billed for the audit of our consolidated financial statements and review of our quarterly condensed consolidated financial statements, but does not include additional fees of $37,000 for 2003 and $51,914 for 2002 billed by Hall, Kistler & Company LLP, certified public accountants, for audits of our United States operations.

(2) Reflects fees, if any, for assurance and consulting services related to the audit of our consolidated financial statements and reviews of our quarterly condensed consolidated financial statements.

(3) Reflects tax compliance fees for the preparation of Canadian tax returns and consulting fees for tax planning services.

PROCEDURES FOR APPROVAL OF AUDIT FEES AND SERVICES

            The engagement of Kraft Berger for the audit of our consolidated financial statements for 2003 was approved by the audit committee of our board of directors and ratified by our shareholders at the 2003 annual meeting. The audit committee's approval covered the audit fees and tax fees we incurred for these services from Kraft Berger for 2003. A copy of the Audit Committee Charter is included as Attachment C to this proxy statement.

VOTE REQUIRED

            Ratification of Kraft Berger as our independent public accountants for 2004 requires the affirmative vote by holders of a majority of our common shares voting in person or by proxy at the meeting. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY ITS ENGAGEMENT OF KRAFT BERGER TO AUDIT OUR FINANCIAL STATEMENTS FOR 2004.

                         PRICE RANGE OF OUR COMMON STOCK

TRADING MARKET

            Our common stock trades on the Nasdaq SmallCap Market in the United States under the symbol "NGAS." There is no trading market for the common stock in Canada. The following table sets forth the range of high and low bid prices for the common stock and average daily trading volume as reported on the Nasdaq SmallCap Market for the periods indicated. The Nasdaq SmallCap Market quotations represent inter-dealer prices, without mark-ups or commissions, and they may not necessarily be indicative of actual sales prices.

                                                BID PRICES
                                           --------------------      AVERAGE DAILY
                                            HIGH          LOW            VOLUME
                                           ------       -------      -------------
2002

First quarter........................      $ 1.09       $  0.63           6,188
Second quarter.......................        1.47          0.75          18,308
Third quarter........................        0.91          0.55           7,355
Fourth quarter.......................        1.17          0.65           8,689

2003

First quarter........................      $ 2.05       $  0.99          31,510
Second quarter.......................        6.72          1.26         243,045
Third quarter........................        5.49          3.55         213,821
Fourth quarter.......................        6.14          3.75         183,446

2004

First quarter........................      $ 7.00       $  3.80         451,859
Second quarter (through May 14th)....        6.94          4.53         336,765
                                           ------       -------         -------

SECURITY HOLDERS

            As of May 14, 2004, there were 3,091 holders of record of our common stock.

DIVIDEND POLICY

            We have never paid cash dividends on our common stock. Our current policy is to retain any future earnings to finance the acquisition and development of additional oil and gas reserves. Any future determination about the payment of dividends will be made at the discretion of our board of directors and will depend on our operating results, financial condition, capital requirements, restrictions in debt instruments, general business conditions and other factors the board of directors deems relevant.

                                   MANAGEMENT

EXECUTIVE OFFICERS

            The following table lists the executive officers of Daugherty Resources, together with their ages as of the date of this proxy statement and their tenure with the Company.

                                                                                                 OFFICER OR
                                                                                                  DIRECTOR
           NAME             AGE                          POSITION                                  SINCE
-------------------------   ---          -----------------------------------------------         ----------
William S. Daugherty.....    49          Chairman of the Board, President and
                                          Chief Executive Officer                                    1993
D. Michael Wallen........    49          Vice President - Engineering and Secretary                  1995
William G. Barr, III.....    54          Vice President - Acquisitions and Legal Affairs             2004
Michael P. Windisch......    29          Chief Financial Officer                                     2002

            Information about Mr. Daugherty is provided above under the caption "Proposal 4 - Election of Directors." A summary of the business experience and background of our other executive officers is set forth below.

            D. MICHAEL WALLEN joined DPI in March 1995 as Vice President of Engineering and has served as a Vice President and Secretary of the Company since March 1997. For six years before joining DPI, he served as the Director of the Kentucky Division of Oil and Gas, prior to which he was employed by various operating companies in the Appalachian Basin as a well drilling and completion specialist and as a gas production engineer. Mr. Wallen recently served as President of the Kentucky Oil and Gas Association. He holds a B.S. Degree from Morehead State University, Morehead, Kentucky.

            WILLIAM G. BARR, III has served as the our Vice President - Acquisitions and Legal Affairs since 2004, and he has served in that position with DPI since 1993. He has over 25 years of experience in the corporate and legal sectors of the oil and gas industry, having served in senior management positions with several oil and gas exploration and production companies and in private practice specializing in energy and natural resource law before joining DPI. Mr. Barr is currently the Governing Member Trustee for the Energy and Mineral Law Foundation and sits on the Board of Directors of the Kentucky Oil & Gas Association, also serving as Chairman of its Legislative Committee. He holds a J.D. Degree from the University of Kentucky.

            MICHAEL P. WINDISCH joined the Company in September 2002 as Chief Financial Officer. Prior to that time, Mr. Windisch was employed by PricewaterhouseCoopers LLP, participating for five years in the firms' audit practice. He is a member of the American Institute of Certified Public Accountants and holds a B.S. Degree from Miami University, Oxford, Ohio.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

            Based on a review of reporting forms filed with the Securities and Exchange Commission (the "SEC") to disclose changes in beneficial ownership of our common stock, none of our officers or directors failed to file any required reports on a timely basis during 2003.

BOARD COMMITTEES

            Nominating Committee. The nominating committee of our board of directors is responsible for recommending nominees for election to the board by our shareholders and candidates to fill any vacancies on the board between annual meetings of shareholders. As part of its procedures for reviewing the structure of the board and qualifications of its members, the committee will consider any candidates recommended by shareholders of the Company. Any shareholder recommendations for nominees to the board for consideration at the 2005 annual general meeting of our shareholders should be provided to our corporate secretary by March 1, 2005.

            Audit Committee Report. The audit committee of our board of directors is responsible for monitoring the Company's internal controls and financial reporting process. Prior to the filing our annual report on Form 10-KSB for the year ended December 31, 2003, the audit committee recommended to the board that our audited financial statements be included in the report for filing with the SEC. The committee's recommendation was based on its review and discussions with management and our independent auditors about the financial statements as well as our internal controls and financial reporting process The committee also reviewed the written disclosures and letter from the auditors required by Independence Standards Board Standard No. 1, and its discussions with our auditors included the matters required to be covered under that Standard and by the Statement of Auditing Standards No. 61.

This report has been approved by the following
members of the 2003 audit committee:    JAMES K. KLYMAN    CHARLES L. COTTERELL

            Compensation Committee Interlocks and Insider Participation. The compensation committee of our board of directors is responsible for evaluating compensation arrangements for all officers and key employees and for administering our employee benefit plans. The compensation committee is comprised of Messrs. Klyman and Cotterell. Neither of these directors has ever served as an officer of the Company or any of its subsidiaries or had any related party transactions with the Company in 2003.

EXECUTIVE COMPENSATION

            Compensation of Named Executive Officers The following table sets forth the total remuneration paid during the last three years to our executive officers who earned over $100,000 in any of those years. None of the named executive officers received perquisites with a value exceeding 10% of their salary and bonus during any of the last three years.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                                -------------------------------
                                                   ANNUAL COMPENSATION          RESTRICTED       SECURITIES (#)
        NAME AND                           ----------------------------------     STOCK           UNDERLYING
   PRINCIPAL POSITION            YEAR         SALARY      BONUS      OTHER(1)    AWARDS(2)       OPTION/SARs(3)
-------------------------    ------------  ------------  -------     --------   ----------       --------------
William S. Daugherty         2003........  $ 185,385     $90,000     $ 4,231      110,000            100,000
  President and CEO          2002........    144,616          --       3,890       20,000                 --
                             2001........    131,250          --       3,030       37,000                 --

D. Michael Wallen            2003........    135,385      90,000       1,330      110,000            100,000
  Vice President and         2002........    100,000          --       1,211       20,000                 --
  Secretary                  2001........     77,110          --         974       37,000                 --

Michael P. Windisch          2003........     67,500      15,000          --       25,000             50,000
  Chief Financial Officer    2002........     15,777(4)       --          --           --                 --

-----------------

(1) Represents assumed interest at a market rate of 4.75% per annum on unsecured, non-interest bearing loans. See "Certain Relationships and Related Transactions."

(2) Valued at $1.02 per share for awards of 50,000 shares to Messrs. Daugherty and Wallen and 25,000 shares to Mr. Windisch on January 2, 2003, at $1.26 per share for awards of 60,000 shares to Messrs. Daugherty and Wallen on April 2, 2003, at $0.63 per share for awards in 2002 and $1.50 per share for awards in 2001.

(3) Issued on January 2, 2003 under a shareholder approved stock option plan, exercisable for five years at $1.02 per share.

(4) Reflects salary from September 23, 2002, when Mr. Windisch commenced employment.

            Stock Options. We maintain two stock option plans for the benefit of our directors, officers, employees and, in the case of the second plan, certain consultants and advisors. The first plan, adopted in 1997, provides for the grant of options to purchase up to 600,000 common shares at prevailing market prices, vesting over a period of up to five years and expiring no later than six years from the date of grant. The second plan, adopted in 2001, provides for the grant of options to purchase up to 3,000,000 common shares at prevailing market prices, expiring no later than ten years from the date of grant. During 2003, our board of directors also adopted the Incentive Plan, subject to approval of our shareholders, providing for the grant of stock awards and stock option grants for an aggregate of up to 4,000,000 common shares to our officers, directors and consultants, as determined by the compensation committee of the board of directors. See Proposal 2 - The Incentive Plan."

            The following tables provides information about stock options granted to our named executive officers during 2003 and their exercise of any stock options during the year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                 INDIVIDUAL GRANTS
                                  -----------------------------------------------------------------------------
                                    NUMBER OF              % OF TOTAL
                                   SECURITIES             OPTIONS/SARs           EXERCISE
                                   UNDERLYING              GRANTED TO             OR BASE
                                  OPTIONS/SARs            EMPLOYEES IN             PRICE             EXPIRATION
             NAME                   GRANTED               FISCAL YEAR             ($/SH)                DATE
-------------------------------   ------------            ------------           --------            ----------
William S. Daugherty...........      100,000                  28.6%               $ 1.02              01/02/08
D. Michael Wallen..............      100,000                  28.6                  1.02              01/02/08
Michael P. Windisch............       50,000                  14.3                  1.02              01/02/08

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                                                        VALUE OF
                                               SHARES                                NUMBER OF         UNEXERCISED
                                              ACQUIRED                              UNEXERCISED       IN-THE-MONEY
                                                UPON             VALUE               OPTIONS AT        OPTIONS AT
                  NAME                        EXERCISE          REALIZED              YEAR END         YEAR END(1)
-----------------------------------------     --------         ----------           -----------       ------------
William S. Daugherty.....................      59,807          $  186,000             110,000          $ 422,200
D. Michael Wallen........................      59,807             186,000             105,000            421,100
Michael P. Windisch......................       5,000              15,300              45,000            189,000

---------------------
(1) Based on the closing price of $5.22 for our common stock on the Nasdaq SmallCap Market on December 31, 2003.

            Change of Control Agreements. During 2004, the Company entered into change of control agreements with Messrs. Daugherty, Barr, Wallen and Windisch, entitling them to severance benefits if their employment is terminated without cause or they resign for good reason following a change of control. For this purpose, a change of control is generally defined as the acquisition of 20% or more of our voting stock by any person or group, the sale or lease of all or substantially all our assets to any person other than a subsidiary or the reconstitution of our board of directors during any period of 12 consecutive months with individuals who were not directors at the beginning of that period or whose nomination was not approved by a majority of the directors in office at the beginning of that period. Cause is defined in the agreements as conviction of a felony of any nature or a misdemeanor involving embezzlement of corporate property. Good reason is generally defined as diminution of the officer's authority, reduction of his compensation or failure to grant salary increases at least substantially comparable with our other senior executives. The severance benefits amount to four times the officer's annual compensation, payable in a lump sum or installments at the officer's election.

            Long Term Incentive Agreements. During 2004, the Company entered into long term incentive agreements with Messrs. Daugherty, Barr, Wallen and Windisch, entitling them to incentive awards if they continue to serve as executive officers for five years or until their employment is terminated without cause or they resign for good reason following a change of control. For this purpose, a change of control, a termination without cause or a resignation for good reason have the same definitions used in their change of control agreements described above. The long term incentive awards amount to a cash bonus of one times the officer's annual compensation, payable in a lump sum or installments at his election, and a vesting of stock options to be issued in connection with the incentive agreements under the Company's 2003 incentive stock award and stock option plan, which is subject to shareholder approval. See Proposal 2 - The Incentive Plan" and "Stock Options" above.

            Indemnification Agreements. During 2004, the Company entered into indemnification agreements with Messrs. Daugherty, Barr, Wallen and Windisch, entitling them to advancement or reimbursement of their legal expenses, to the fullest extent permitted by law, if they are involved in litigation as a result of performing services for the Company or other enterprise at its request. The right to indemnification under the agreements is conditioned on the meeting a specified standard of care, generally requiring the officer to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

            Compensation Committee Report. The Company's executive compensation reflects below market levels of cash compensation, augmented with equity incentives through stock awards and stock option grants designed to attract and retain qualified executives with interests, as co-owners of the Company, identical to those of our unaffiliated shareholders. The board's objective, reflected in recommendations by the compensation committee, is to integrate these compensation components with the annual and long term performance of the Company as well as the achievements and contributions of the individual executives. In this way, the committee believes that our compensation program enables us to balance the relationship between compensation and performance in the best interests of the shareholders.

            The committee recommended that our senior management receive stock awards and option grants as a major form of their compensation for 2003. Continuing this policy from prior years, the awards provided a means of reducing the Company's cash compensation expenses while offering our chief executive officer and other named officers an opportunity to increase their proprietary interests in the Company, adding to their incentive to contribute to our performance and growth. For 2003, our chief executive officer received stock awards totaling 110,000 common shares and five-year options to purchase 100,000 common shares at $1.02 per share, reflecting the market price of our common stock at the time of the grant. See "Summary Compensation Table" and "Stock Options" above.

            The committee believes that the executive compensation policies implemented for 2003 through its recommendations serve the best interests of the Company's shareholders and the long range goals of the Company.

This report has been approved by the following
members of the compensation committee:    JAMES K. KLYMAN   CHARLES L. COTTERELL

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED SHAREHOLDER MATTERS

5% BENEFICIAL OWNERS

            As of April 30, 2004, there were no persons known to beneficially own more than 5% of our common shares, other than William S. Daugherty, our president and Chief Executive Officer. As of that date, there were no shares of our preferred stock issued or outstanding.

MANAGEMENT OWNERSHIP

            The following table shows the amount of common stock beneficially owned as of April 30, 2004 by each of our directors and named executive officers and by our directors and named executive officers as a group. Each of our directors and named executive officers listed below has an address c/o Daugherty Resources, Inc., 120 Prosperous Place, Suite 201, Lexington, KY 40509.

                                                                                   COMMON STOCK
                                                                                   BENEFICIALLY        PERCENTAGE
                   NAMED EXECUTIVE OFFICERS AND DIRECTORS                              OWNED            OF CLASS
---------------------------------------------------------------------------        -------------       ----------
William S. Daugherty.......................................................          797,307(1)            6.34%
D. Michael Wallen..........................................................          483,307(2)            3.84
Michael P. Windisch........................................................          155,000(3)            1.25
Charles L. Cotterell.......................................................           60,000(4)            0.49
James K. Klyman............................................................           35,000(5)            0.28
All named executive officers and directors
  as a group (5 persons)...................................................        1,530,614(6)           11.75

---------------------
(1) Includes 110,000 shares issuable upon the exercise of vested stock options and 150,000 shares issuable upon the exercise of unvested stock options.

(2) Includes 105,000 shares issuable upon the exercise of vested stock options and 150,000 shares issuable upon the exercise of unvested stock options.

(3) Includes 45,000 shares issuable upon the exercise of vested stock options, 75,000 shares issuable upon the exercise of unvested stock options and 5,000 shares issuable upon conversion of 10% convertible notes due May 1, 2007.

(4) Includes 25,000 shares issuable upon the exercise of vested stock options and 10,000 shares issuable upon the exercise of unvested stock options.

(5) Reflects 15,000 shares issuable upon the exercise of vested stock options and 10,000 shares issuable upon the exercise of unvested stock options.

(6) Includes 310,000 shares issuable upon the exercise of vested stock options, and 395,000 shares issuable upon the exercise of unvested stock options and 5,000 shares issuable upon conversion of 10% convertible notes due May 1, 2007.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOANS TO RELATED PARTIES

            As of December 31, 2003, current and former directors, officers and employees were indebted to Daugherty Resources in the aggregate amount of $546,220. The following table shows the amount of the indebtedness from our named executive officers.

                                            INVOLVEMENT OF            LARGEST AMOUNT           AMOUNT OUTSTANDING
NAME AND PRINCIPAL POSITION              ISSUER OR SUBSIDIARY       OUTSTANDING IN 2003       AT DECEMBER 31, 2003
---------------------------             ----------------------    ----------------------     ---------------------
William S. Daugherty                            Lender                  $   244,329               $   205,559(1)
  Chairman, President and CEO

D. Michael Wallen                               Lender                      173,361                   138,395(2)
  Vice President

------------------
(1) Represents the remaining unpaid balance of (i) five loans from 1998 through 2002 originally aggregating $194,433,bearing interest at 6% per annum and secured by Mr. Daugherty's interest in Drilling Programs, and
      (ii) non-interest bearing, unsecured loans made throughout the course of his employment, originally aggregating $89,075. See "Executive Compensation - Summary Compensation Table."

(2) Represents the remaining unpaid balance of (i) five loans from 1998 through 2002 originally aggregating $183,268,bearing interest at 6% per annum and secured by Mr. Wallen's interest in Drilling Programs, and (ii) non-interest bearing, unsecured loans made throughout the course of his employment, originally aggregating $28,000. See "Executive Compensation - Summary Compensation Table."

LEASE AND SALE OF GAS COMPRESSORS FROM RELATED PARTIES

            A limited liability company owned by a director and two officers of the Company has historically leased natural gas compressors to DPI. For each of the years ended December 31, 2002 and 2001, DPI leased one or more natural gas compressors from the related party for $6,000 during 2003 and for $15,000 during both 2002 and 2001.

Based on an independent appraisal, DPI acquired the previously leased equipment from the related party for $50,000 during 2003.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

            Any proposal that a shareholder wishes to present for consideration at our 2005 annual general meeting must be received by the Company at its principal executive offices no later than March 1, 2005. This date will provide sufficient time for consideration of the proposal for inclusion in our 2005 proxy materials.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

            The SEC allows us to incorporate certain information or documents by reference into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by more current information included directly in this proxy statement.

            This proxy statement incorporates by reference the flowing documents that we previously filed with the SEC. They contain important information about the Company and its business.

      - Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003; and

      -     Quarterly Report on Form 10-QSB for the quarter ended March 31,
            2004.

            Documents incorporated by reference, as well as additional copies of this proxy statement, are available from us without charge by writing us at Daugherty Resources, Inc., 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509, Attention Secretary, or by calling our office in Lexington, Kentucky at
(859) 263-3948.

                                  OTHER MATTERS

            The board of directors has approved this proxy statement and the accompany proxy card for solicitation of shareholder approval of the proposals presented in these materials at our 2004 annual general and special meeting. The board knows of no other matters to be presented at the meeting. If any additional matter should be presented properly, it is intended that proxies will be voted in accordance with the discretion of the named proxy holder.

Lexington, Kentucky                     BY ORDER OF THE BOARD OF DIRECTORS
May 27, 2004

                                        William S. Daugherty
                                        Chairman of the Board, President and
                                         Chief Executive Officer

                                                                   ATTACHMENT A

                               SPECIAL RESOLUTIONS
                            FOR CORPORATE TRANSITION

                      ADOPTED BY THE BOARD OF DIRECTORS OF
                            DAUGHERTY RESOURCES, INC.

            WHEREAS over the last several years, the Board of Directors (the "Board") of Daugherty Resources, Inc., a British Columbia corporation (the "Company"), has considered changing the Company's jurisdiction of incorporation from British Columbia to the State Delaware, but has determined to forego plans to seek shareholder approval for a domestication based on its adverse tax consequences under Canada's corporate emigration tax rules and also on the recent modernization of the corporate law in the Province of British Columbia;

            WHEREAS on March 29, 2004 (the "Enactment Date"), the British Columbia Company Act (the "Company Act") was replaced by the British Columbia Business Corporations Act (the "BCCA"), which is intended to modernize and streamline the corporate law and provide British Columbia corporations with more flexibility and less governmental regulation than the Company Act;

            WHEREAS the BCCA requires pre-existing British Columbia corporations to take various steps to complete the transition prescribed thereunder at any time within two years of the Enactment Date and permits several optional changes to the transitioning corporation's governing instruments if approved by special resolutions of its shareholders;

            WHEREAS the Board has determined that a corporate transition to the BCCA with certain optional changes to the Company's governing instruments could provide some of the advantages contemplated by the domestication with none of the adverse tax consequences;

            WHEREAS in accordance with the requirements for charter transition under Part 14, Division 1 of the BCCA, the Board has heretofore authorized its transfer agent, Pacific Corporate Trust Company, to supplement the information registered in the Company's central securities register under section 111(1) of the BCCA by registering therein the common shares that were held by shareholders of the Company as of the Enactment Date; and

            WHEREAS the Board desires to provide for and, subject to the requisite approval of its shareholders, adopt the special resolutions set forth herein for the Company's transition under Part 14 of the BCCA (the "Corporate Transition"), including adoption of the governing instruments authorized in the special resolutions.

            NOW THEREFORE BE IT:

            RESOLVED that the Company is hereby authorized, as soon as practicable after the date hereof, to file electronically a transition application in compliance with section 437(2) of the BCCA (the "Transition Application"); and further

            RESOLVED that the Transition Application shall be in the form prescribed by the Registrar of Companies under the BCCA (the "Registrar") and shall contain the Company's notice of articles (the "NOA") that (a) sets out (i) the name and prescribed address of each individual who was, immediately before the time of the filing, a director of the Company, (ii) the mailing address and delivery address of the office that was, immediately before the time of the filing, the registered office of the Company, (iii) the mailing address and delivery address of the office that was, immediately before the time of the filing, the records office of the Company and (iv) the name that the Company had as its corporate name immediately before the time of the filing, (b) indicates, in respect of each class and series of shares, whether there are special rights or restrictions attached to the shares of that class or series, (c) includes all of the information required to comply with section 11(g) of the BCCA that was contained in the Company's memorandum or articles immediately before the time of the filing, (d) indicates that the provisions from Table III of the regulations adopted under the BCCA (the "Pre-Existing Company Provisions") apply to the Company and (e) does not contain any other information; and further

            RESOLVED that that Company shall hold an annual general and special meeting of shareholders (the "Annual Meeting") to act upon the proposals involving the special resolutions relating to the Corporate Transition set forth below and the other proposals involving the ordinary resolutions hereinafter set forth; and further

            RESOLVED that the record date for the Annual Meeting is hereby set as the close of business on May 14, 2004 (the "Record Date"); and further

            RESOLVED that the Annual Meeting shall be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada V6C 2T6, at 10:00 a.m. (Vancouver, British Columbia time) on June 24, 2004, subject to adjournment or postponement at the discretion of the Board; and further

            RESOLVED that in connection with the Corporate Transition, a special resolution shall be presented at the Annual Meeting for shareholders to approve the removal of the Pre-Existing Company Provisions from the Company's articles; and further

            RESOLVED that in connection with the Corporate Transition, a special resolution shall be presented at the Annual Meeting for shareholders to approve the proposed new articles of the Company in substantially the form annexed hereto (the "Articles"), which (a) incorporate changes required by the BCCA and
(b) include alterations permitted by section 259 of the BCCA (i) reducing the voting threshold for shareholder approval of proposals requiring special resolutions from three-fourths to two-thirds of the shares voting on the proposals, (ii) increasing the quorum requirement for shareholder meetings from 10% of the shares entitled to vote under the Company Act to one-third of the shares entitled to vote, (iii) authorizing the Board to a change the Company's corporate name without further shareholder approval and (iv) authorizing the Board, without further shareholder approval, to provide for the Company's issuance of preferred shares from time to time in one or more series, to establish the number of shares to be included in each series and to fix the designation, powers, preferences and relative, participating, optional and other special rights of the shares of each series and any qualifications, limitations or restrictions thereon; and further

            RESOLVED that the Company is hereby authorized, upon approval of the special resolutions relating to the Corporate Transition by the requisite majority of the Company's shareholders, to immediately thereafter file with the Registrar a notice of alteration of the NOA to reflect (a) the removal of the Pre-Existing Company Provisions, (b) the adoption of the Articles and (c) the Board's adoption of a change in the Company's corporate name to "NGAS Resources, Inc." in accordance with the Articles; and further

            RESOLVED that the Board shall solicit shareholders for approval at the Annual Meeting of proposals for (a) adoption of the Company's 2003 Incentive Stock and Stock Option Plan heretofore authorized by the Board, (b) in accordance with the recommendations of its audit committee (the "Audit Committee"), ratification of the Board's appointment of Kraft, Berger, Grill, Schwartz, Cohen & March, LLP as the Company's auditors for 2004 and (c) in accordance with the recommendations of its nominating committee, (i) fixing the size of the Board for the ensuing year at four members and (ii) electing William
S. Daugherty, Charles L. Cotterell, James K. Klyman and Thomas F. Miller as directors of the Company to serve in accordance with the Articles until their successors are elected or appointed; and further

            RESOLVED that, based on the Audit Committee's review and assessment of the adequacy of its formal written charter (the "Audit Committee Charter") with a view to ensuring its compliance with applicable Marketplace Rules of the Nasdaq Stock Market, Inc. and regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board hereby adopts, effective January 15, 2004, the amended and restated Audit Committee Charter in the form annexed hereto; and further

            RESOLVED that William S. Daugherty, in his capacity as President and Chief Executive Officer of the Company, and any other officers of the Company designated by him (collectively, the "Proper Officers") are hereby authorized and directed, in the name and on behalf of the Company, to arrange for the preparation and filing with the Securities and Exchange Commission of a proxy statement of the Company on Schedule 14A under the Exchange Act, to solicit proxies on behalf of the Board from holders of the Company's common stock as of the Record Date for voting their common shares at a Annual Meeting on the foregoing proposals, all of which pertaining to the Corporate Transition shall be considered special resolutions for purposes of the BCCA; and further

            RESOLVED that, upon receipt of the requisite vote of the Company's shareholders for approval of the Corporate Transition, the Proper Officers are hereby authorized and directed, in the name and on behalf of the Company, to arrange for the preparation and filing with the Registrar of a notice of alteration of the NOA to reflect (a) the removal of the Pre-Existing Company Provisions, (b) the adoption of the Articles and (c) the Board's adoption of a change in the Company's corporate name to "NGAS Resources, Inc." in accordance with the Articles; and further

            RESOLVED that the Company is hereby authorized to incur and bear such fees, costs and expenses as may be required or appropriate in connection with the Corporate Transition and the performance of all actions contemplated by the foregoing resolutions; and further

            RESOLVED that the Proper Officers are hereby authorized and directed, on behalf of the Company, to take or cause to be taken any and all actions and to enter into, execute and deliver any and all acknowledgments, agreements, certificates, contracts, instruments, notices, statements and other documents, or to effect any necessary filings with any and all appropriate regulatory authorities, state and federal, as may be required or as any of the Proper Officers may deem necessary, advisable or appropriate to effectuate and carry out the actions contemplated by and the purposes and intent of the foregoing resolutions, all such actions to be performed in such manner and all such acknowledgments, agreements, certificates, contracts, instruments, notices, statements and other documents to be executed and delivered in such form as the officer performing or executing the same shall approve, such officer's performance or execution and delivery thereof to be conclusive evidence of such approval and the approval of this Board; and further

            RESOLVED that the Secretary of the Company is hereby authorized and directed, on behalf of the Company, to certify and attest any documents deemed necessary, advisable or appropriate to consummate the actions contemplated by the foregoing resolutions, provided that such attestation shall not be required for the due authorization, execution and delivery or validity of the particular document; and further

            RESOLVED that the authority granted to each of the Proper Officers under the foregoing resolutions shall be deemed to include, in the case of each such resolution, the authority to perform such further acts and deeds for and on behalf of the Company as may be necessary, advisable or appropriate, in the judgment of that officer, to carry out the transactions contemplated thereby, and all acts and deeds previously performed by any of the Proper Officers or by counsel to the Company prior to the date hereof that are within the authority conferred by the foregoing resolutions shall be, and they hereby are, approved, ratified and confirmed in all respects as the authorized acts and deeds of the Company.

                                                                    ATTACHMENT B

                                    ARTICLES
                                       OF
                            DAUGHERTY RESOURCES, INC.

             (Under the British Columbia Business Corporations Act)

            Daugherty Resources, Inc. (the "Company") was incorporated in British Columbia under the name Alaska Apollo Resources, Inc. on February 9, 1979 and subsequently changed its name to Daugherty Resources, Inc. In May 2004, the Company filed a transition application with the Registrar of Companies (the "Registrar") in compliance with section 437(2) of the British Columbia Business Corporations Act (the "BCCA") containing the Company's notice of articles (the "NOA") in the form prescribed by the BCCA. By special resolution of the Company's shareholders approved in June 2004, the Company amended and restated its articles as hereinafter set forth (the "Articles") in accordance with the BCCA.

                            ARTICLE 1 - CAPITAL STOCK

            1.1 Authorized Capital Stock. In accordance with the NOA, the total number of shares of capital stock that the Company shall have authority to issue is 105,000,000, consisting of 100,000,000 shares of common stock, no par value (the "Common Stock"), and 5,000,000 shares of preferred stock, no par value (the "Preferred Stock"). The powers, designations, preferences, rights and qualifications, limitations or restrictions of the Common Stock and the Preferred Stock are set forth or provided in this Article 1.

            1.2 Issuance of Shares. Subject to the applicable provisions of the BCCA, the Company may issue shares of its Common Stock and Preferred Stock from time to time, for such consideration as may be fixed by the board of directors of the Company (the "Board"), which is expressly authorized to fix the same in its sole and absolute discretion. Shares so issued, for which the consideration has been paid or delivered to the Company, shall be deemed fully paid stock and shall not be subject to any future call or assessment thereon, and the holders thereof shall not be liable for any further payments in respect thereof.

            1.3 Common Stock. The shares of authorized Common Stock shall be identical in all respects and shall have equal rights and privileges as follows:

                  (a) After the requirements for preferential dividends on the shares of any outstanding series of Preferred Stock shall have been met and the Company shall have complied with all of the requirements, if any, for sinking funds or redemption or purchase accounts and satisfied any other conditions that may be fixed in accordance with these Articles or the provisions of any resolutions adopted by the Board pursuant to Article 1.4, then the holders of Common Stock shall be entitled to receive any dividends declared from time to time by the Board on the Common Stock, which dividends shall be paid out of assets legally available for the payment of dividends and shall be distributed to the holders of Common Stock pro rata in accordance with the number of shares of Common Stock held by each of them.

                  (b) After distribution in full of the preferential amounts, if any, to be distributed to the holders of the shares of any outstanding series of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Company, the holders of Common Stock shall be entitled to receive all the remaining assets of the Company, tangible and intangible, of whatever kind, available for distribution to shareholders, which assets shall be distributed to the holders of Common Stock pro rata in accordance with the number of shares of Common Stock held by each of them.

                  (c) Except as may otherwise be required by law, these Articles or the provisions of any resolutions adopted by the Board pursuant to
Article 1.4, each holder of Common Stock shall have one vote per share of Common Stock on each matter voted upon by the shareholders.

            1.4 Preferred Stock. Authority is hereby granted to the Board, subject to the provisions of this Article 1, to authorize the issue of one or more series of Preferred Stock and to fix, by resolution providing for the issue of each such series, the powers, designations, preferences and relative, participating, optional or other special rights of the series, and the qualifications, limitations or restrictions thereof, if any, including the following:

                  (a) The number of shares comprising the series and the distinctive designation thereof;

                  (b) The dividend rate or rates (which may be contingent upon the happening of certain events), if any, on the shares of the series, the date or dates from which dividends shall accrue, the dates on which dividends thereon, if declared, shall be payable and a statement whether or not or in what circumstances dividends may be cumulative;

                  (c) Whether or not the shares of the series shall be redeemable and, if so, the limitations and restrictions on redemption, the manner of selecting shares of the series to be redeemed and the amount, if any, in addition to any accrued and unpaid dividends thereon that the holders of shares of the series shall be entitled to receive upon redemption thereof, which amount may vary at different redemption dates and may be different for shares redeemed through the operation of any purchase, retirement or sinking fund;

                  (d) The amount, if any, in addition to any accrued and unpaid dividends thereon that the holders of shares of the series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, which amount shall not be less than the par value but otherwise may vary depending upon whether the liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates;

                  (e) Whether or not the shares of the series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, whether the purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to and the manner in which the fund shall be applied to the purchase or redemption of shares of the series for retirement or for other corporate purposes and the terms and provisions for the operation thereof;

                  (f) Whether or not the shares of the series shall be convertible into or exchangeable for shares of capital stock of any other class or series or for other securities or property of the Company and, if so convertible or exchangeable, the terms and conditions of conversion or exchange and the method, if any, of adjusting the same;

                  (g)   The voting powers, if any, of shares of the series; and

                  (h) Any other powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof.

            All shares of any one series of Preferred Stock shall be identical in all respects, except that shares of any one series issued at different times may have different dates from which dividends thereon shall accrue, and all series shall rank equally and be identical in all respects, except as provided in accordance with this Article 1. Shares of Preferred Stock that have been redeemed, repurchased or retired through the operation of a purchase, retirement or sinking fund or shares of Preferred Stock that have been converted into shares of any other class of capital stock of the Company or exchanged for any other securities of the Company, upon compliance with any applicable provisions of the BCCA, shall have the status of authorized but unissued shares of Preferred Stock and may be reissued (x) as part of the series in which they were originally included (if the terms of that series do not prohibit the reissuance), (y) as part of a new series of Preferred Stock to be created by resolution of the Board or (z) as part of any other series of Preferred Stock the terms of which do not prohibit the reissuance.

            1.5 Denial of Preemptive Rights. No shareholder of the Company shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company now or hereafter authorized or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class now or hereafter authorized, whether or not the issuance of those shares, notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such shareholder, other than such rights, if any, as the Board in its discretion may fix; and the Board may provide for the issuance of shares of any class of the Company, or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering them either in whole or in part to the existing shareholders of any class.

                  ARTICLE 2 - STOCK CERTIFICATES AND TRANSFERS

            2.1 Stock Certificates. The interest of each shareholder of the Company shall be evidenced by certificates for shares of stock in such form as the Board may from time to time prescribe, consistent with Part 4 of the BCCA. The certificates shall be signed, countersigned and registered in such manner as the Board may by resolution prescribe, which resolution may permit all or any of the signatures on the certificates to be in facsimile. In case any officer who has signed or whose facsimile signature has been placed upon a certificate has ceased to act in that capacity before the certificate is issued, it may be issued by the Company or its transfer agent with the same effect as if he continued in that capacity at the date of issuance.

            2.2 Transfers. The central securities register of the Company shall be maintained by its designated stock transfer agent and registrar appointed under section 111 of the BCCA. In accordance therewith, shares of the capital stock of the Company shall be transferred on the books of the Company by the holder thereof in person or by such person's attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

                      ARTICLE 3 - MEETINGS OF SHAREHOLDERS

            3.1 Annual General Meetings. Subject to the requirements of Part 5, Division 6 of the BCCA, annual general meetings of shareholders of the Company shall be held at such place, either within or without the Province of British Columbia, and at such time and date as the Board, by resolution, shall determine for the purpose of fixing the size of the board, electing directors and transacting other business properly brought before the meeting. Unless an annual general meeting is deferred or waived in accordance with section 182 of the BCCA, annual general meetings shall be held at least once in each calendar years and not more than 15 months after the last annual general meeting.

            3.2 Special Meetings. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, special meetings of the shareholders may be called by the Board or, subject to the requirements for requisitions under section 167 of the BCCA, by one or more shareholders holding at least 5% of the shares entitled to vote at any the meeting.

            3.3 Place of Meetings. The Board may designate the place of meeting for any meeting of the shareholders. If no designation is made by the Board, the place of meeting shall be the principal place of business of the Company.

            3.4 Notice of Meetings. Written notice, stating the place, day and hour of a general or special meeting of shareholders and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Company, in accordance with Part 5, Division 6 of the BCCA, not less than 20 days nor more than two months days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at the shareholder's address as it appears on the stock transfer books of the Company. Any previously scheduled meeting of the shareholders may be postponed by resolution of the Board upon public notice given prior to the time previously scheduled for the meeting.

            3.5 Quorum and Adjournment. In accordance with section 172(1)(a) of the BCCA, the holders of at least one-third of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of shareholders, except when specified business is to be voted on by a class or series of shares voting as a class, in which case the holders of one-third of the voting power of the outstanding shares of that class or series shall constitute a quorum for the transaction of specified business to be voted on by that class. The chairman of the meeting or the holders of a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of that class or series so represented may adjourn the meeting with respect to that business). No notice of the time and place of adjourned meetings need be given except as required by law. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

            3.6 Proxies. Concurrent with sending notice of a meeting of shareholders, the Company shall send to each shareholder entitled to vote at the meeting a form of proxy that complies with applicable requirements under the BCCA. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or as may be permitted by law, or by the shareholder's duly authorized attorney-in-fact. Proxies must be filed with the Secretary of the Company or its stock transfer agent or other designated agent at least two business days before the meeting.

            3.7   Shareholder Proposals.

                  (a) Annual General Meetings of Shareholders. A shareholder may propose Board nominations or other business to be brought before an annual general meeting of the Company's shareholders (a "Proposal") only if (i) the shareholder meets the requirements for status as a qualified shareholder under section 187 of the BCCA (a "Qualified Shareholder"), (ii) the Qualified Shareholder complies with the notice procedures under section 188 of the BCCA and (iii) the Proposal is a proper matter for shareholder action under Part 5, Division 7 of the BCCA and is required to be included in the Company's proxy statement for the meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and section 189 of the BCCA. If a Proposal for an annual general meeting meets the requirements of this Article 3.7(a), the Company shall include in its proxy statement for the meeting all of the information pertaining to the Proposal prescribed by Rule 14a-8 under the Exchange Act and section 189 of the BCCA.

                  (b) Special Meetings of Shareholders. The only business to be conducted at a special meeting of shareholders shall be the matters specified in the Company's notice of meeting pursuant to Article 3.4. If that business includes the election of directors, nominations of persons for election to the Board may be made only (i) pursuant to the Company' notice of meeting or (ii) by a Qualified Shareholder who has complied with the notice procedures under section 188 of the BCCA.

                  (c) Notice to Submitters. If the Company does not intend to process a Proposal under this Article 3.7, it will provide written notice to the shareholder who submitted the Proposal in accordance with section 191 of the BCCA the applicable requirements under the Exchange Act.

            3.8   Voting Requirements.

                  (a) General Business. Each of the following matters submitted to the shareholders at a general or special meeting shall be considered general business and shall be decided by a majority of the votes cast on that matter:

                        (i)   business relating to the conduct of the meeting;

                        (ii) business arising from any reports of directors or auditors;

                        (iii) fixing or changing the number of directors constituting the Board;

                        (iv) subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, the election or appointment of directors;

                        (v) the appointment of auditors and approval of arrangements for remuneration of auditors; and

                        (vi) any other business that does not require passing a special resolution or an exceptional resolution under the BCCA or the BCCA Regulations.

                  (b) Special Business. Any matter submitted to the shareholders at a general or special meeting other than the matters listed in
Article 3.8(a) shall be considered special business and shall be decided by a two-thirds majority of the votes cast on that matter.

            3.9 Inspectors of Elections. The Board shall appoint one or more inspectors, who may include officers, employees, agents or other representatives of the Company, to act at a meeting of shareholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of shareholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by the BCCA.

            3.10 Polls and Procedures. The Board shall appoint chairman, who shall be the chairman of the board or president of the Company, to preside at meetings of shareholders, and a secretary, who may be an officer, employee, agent or other representative of the Company, to announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting. Conduct of the meeting, polls for voting on matters brought before the meeting and related procedures shall be conducted in the manner determined by the Board, consistent with Part 5, Division 6 of the BCCA.

                         ARTICLE 4 - BOARD OF DIRECTORS

            4.1 General. The business and affairs of the Company shall be managed by or under the direction of the Board. In addition to the powers and authorities expressly conferred upon them by these Article, the Board may exercise all the corporate powers and prerogatives that are not required by law or by these Article to be exercised or by the shareholders.

            4.2 Number, Tenure and Qualifications. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors shall be fixed from time to time by resolution adopted by the Board or by ordinary resolution of the shareholders, but shall consist of not less than three directors. Notwithstanding any shareholder action fixing the size of the Board at an annual general meeting, the Board may thereafter increase the size of the Board and appoint additional directors to fill the resulting vacancy or vacancies in accordance with Article 4.7, provided that the number of additional directors may not exceed, at any time prior to the next annual general meeting of shareholders, one-third the number of directors elected at the preceding annual general meeting. Each director shall hold office for a term expiring at the next annual general meeting of shareholders or until his successor shall have been duly elected and qualified. Qualification to serve as a director shall not be contingent upon ownership of the Company's capital stock but shall be subject to the limitations set forth in section 124 of the BCCA.

            4.3 Regular Meetings. A regular meeting of the Board may be held without notice immediately after, and at the same place as, each annual general meeting of shareholders. The Board may, by resolution, provide the time and place for the holding of additional regular meetings without notice other than the resolution.

            4.4 Special Meetings. Special meetings of the Board shall be called at the request of the Chairman of the Board, the Chief Executive Officer or directors constituting a majority of the Board. The person or persons authorized to call special meetings of the Board may fix the place and time of the meetings.

            4.5 Notice. Notice of any special meeting of the Board shall be given to each director at the director's business or residence in writing or by mail, telephone, facsimile or electronic transmission. If mailed, the notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before the meeting. If by facsimile or electronic transmission, the notice shall be transmitted at least 24 hours before the meeting. If by telephone, the notice shall be given at least 12 hours prior to the time set for the meeting. To be effective, the notice need not state the business to be transacted at a regular or special meeting of the Board or the purposes for calling the meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after the meeting.

            4.6 Quorum. A majority of the members of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, but if less than a quorum are present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

            4.7 Vacancies. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, and unless the Board otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board, and directors so chosen shall hold office for a term expiring at the next annual general meeting of shareholders and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

            4.8   Executive and Other Committees.

                  (a) Powers of Committees. The Board may, by resolution adopted by a majority of the whole Board, designate an executive committee and one or more additional committees to exercise, subject to applicable provisions of law, any powers of the Board in the management of the business and affairs of the Company set forth in the designating resolution. The Executive Committee and each such other committee shall consist of two or more directors of the Company. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of a committee, the other member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member. Each committee shall keep written minutes of its proceedings and shall report its proceedings to the Board.

                  (b) Procedures of Committees. A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of committee meetings shall be given to each member of the committee in the same manner provided for in Article 4.5. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any committee.

                  (c) Advisory Committees. The Board may appoint one or more advisory committees consisting in whole or in part of persons who are not directors of the Company; provided that no advisory committee shall have or exercise any authority of the Board.

            4.9 Removal. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, any director or the entire Board may be removed from office at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

            4.10 Exculpation of Directors. A director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that this Article 4.10 shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Company or shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under section 154 of the BCCA or (d) for any transaction from which the director derived an improper personal benefit. If the BCCA is amended after the date of filing of adoption of these Articles to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the BCCA as so amended. Any repeal or modification of this Article by the shareholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of the repeal or modification.

            4.11 Related Party Transactions. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee thereof. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the shareholders or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified by the Board, an authorized committee of the Board or the shareholders.

                              ARTICLE 5 - OFFICERS

            5.1 Elected Officers. The elected officers of the Company shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and any other officers as the Board from time to time may deem proper. The Chief Executive Officer may also serve as the Chairman of the Board and as the President. The Chairman of the Board, if appointed, shall be chosen from the directors. All officers shall each have the powers and duties generally pertaining to their respective offices.

            5.2 Election and Term of Office. The elected officers of the Company shall be elected annually by the Board at the regular meeting of the Board held at the time of each annual general meeting of the shareholders. If the election of officers is not held at that meeting, the election shall be held as soon thereafter as convenient. Subject to Article 5.8, each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified or until the officer's death, resignation or removal by the Board.

            5.3 Chairman of the Board. The Chairman of the Board, if appointed, shall preside at all meetings of the shareholders and of the Board. The Chairman shall make reports to the Board and the shareholders and shall perform any other duties properly delegated to him by the Board.

            5.4 Chief Executive Officer. The Chief Executive Officer shall be responsible for the general management of the affairs of the Company and shall perform all duties incidental to that office as required by law and assigned by the Board. The Chief Executive Officer shall see that all orders and resolutions of the Board and each committee thereof are carried into effect. The Chief Executive Officer may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board, all certificates, contracts and other instruments of the Company as authorized by the Board.

            5.5 President. The President shall act in a general executive capacity in the management of the affairs of the Company and shall perform all duties incidental to that office as required by law and assigned by the Board. If the Company has a Chairman of the Board or Chief Executive Officer other than the President, then the President shall assist them in the administration and operation of the Company' business and general supervision of its policies and affairs. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board, all certificates, contracts and other instruments of the Company as authorized by the Board.

            5.6 Vice Presidents. Each Vice President shall have the powers and perform the duties assigned to him from time to time by the Board or delegated to him by the Chief Executive Officer or the President. The Board may assign to any Vice President general supervision and charge over any functional division of the business and affairs of the Company specified by the Board.

            5.7 Secretary. The Secretary shall give notice of all meetings of shareholders and directors and all other notices required by law or by these Article, shall record all the proceedings of the meetings of the Board, any committees thereof and the shareholders of the Company in minute books to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board, the Chairman of the Board or the Chief Executive Officer. The Secretary shall have the custody of the seal of the Company and shall affix the same to all instruments requiring it, when authorized by the Board, the Chairman of the Board or the Chief Executive Officer, and attest to the same.

            5.8 Removal. Any officer elected by the Board may be removed by a majority of the members of the whole Board whenever, in their judgment, the best interests of the Company would be served thereby. No elected officer shall have any contractual rights against the Company for compensation by virtue of his election after his removal , except as otherwise provided in an employment contract.

            5.9 Vacancies. A newly created office and a vacancy in any office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board.

                           ARTICLE 6 - INDEMNIFICATION

            6.1 Mandatory Indemnification. Subject to the requirements and restrictions of Part 5, Division 5 of the BCCA, the Company shall indemnify and hold harmless each person (each, an "Eligible Party") who was or is made a party or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that the Eligible Party is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise (an "Associated Company"), from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by the Eligible Party in connection with the Proceeding if it is determined that he acted in good faith and reasonably believed (a) in the case of conduct in his official capacity on behalf of the Company or Associated Company that his conduct was in the Company's best interests, (b) in all other cases, that his conduct was not opposed to the best interests of the Company, and (c) with respect to any Proceeding that is a criminal action, that he had no reasonable cause to believe his conduct was unlawful, provided that in the event a determination is made that the Eligible Party is liable to the Company or is found liable on the basis that personal benefit was improperly received by the Eligible Party, the indemnification is limited to reasonable expenses actually incurred by the Eligible Party in connection with the Proceeding and shall not be made in respect of any Proceeding in which the Eligible Party shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any Proceeding that is a criminal action, had no reasonable cause to believe that his conduct was unlawful. An Eligible Party shall be deemed to have been found liable in respect of any claim, issue or matter only after he shall have been so adjudged by a court of competent jurisdiction after exhaustion of all available appeals.

            6.2 Determination of Indemnification. Any indemnification under the Article 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that an Eligible Party has met the applicable standard of conduct. That determination shall be made (a) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; (b) if such quorum cannot be obtained, by a majority vote of a committee of the Board, designated to act in the matter by a majority of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; (c) by special legal counsel (in a written opinion) selected by the Board or a committee of the Board by a vote as set forth in clause (a) or (b) of this Article 6.2, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

            6.3 Advance of Expenses. Reasonable expenses, including court costs and attorneys' fees, incurred by an Eligible Party in a Proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of the Proceeding, and without the determination specified in the
Article 6.2, upon receipt by the Company of a written affirmation by the Eligible Party of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6 and a written undertaking by the Eligible Party to repay the amounts paid or reimbursed by the Company if it is ultimately determined that the payment of expenses is prohibited under section 163 of the BCCA. The written undertaking shall be an unlimited obligation of the Eligible Party and may be accepted without reference to financial ability to make repayment.

            6.4 Permissive Indemnification. The Board may authorize the Company to indemnify employees or agents of the Company, and to advance their reasonable expenses, to the same extent, following the same determinations and upon the same conditions for mandatory indemnification of directors and officers under this Article 6 if the indemnification is not prohibited under section 163 of the BCCA.

            6.5 Nature of Indemnification. The indemnification and advancement of expenses provided under this Article 6 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the BCCA, any agreement, vote of shareholders or disinterested directors or otherwise.

            6.6 Insurance. The Company shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Company would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Company. Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (a) create a trust fund;
(b) establish any form of self-insurance; (c) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (d) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company. In the absence of fraud, the judgment of the Board as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

            6.7 Notice. Any indemnification or advance of expenses to a present or former director of the Company in accordance with this Article 6 shall be reported in writing to the shareholders of the Company with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

            6.8 Change of Control. Following any "change of control" of the Company of the type required to be reported under Item 1 of Form 8-K promulgated under the Exchange Act, any determination concerning an Eligible Party's entitlement to indemnification shall be made by independent legal counsel selected by the Eligible Party and retained for that purpose by the Board on behalf of the Company.

            6.9 Amendment. Any amendment or repeal of this Article 6 shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to the amendment or repeal.

                      ARTICLE 7 - MISCELLANEOUS PROVISIONS

            7.1 Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board.

            7.2 Audits. The accounts, books and records of the Company shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board, and it shall be the duty of the Board to cause the audit to be made annually in accordance with the requirements of the Exchange Act and the BCCA.

            7.3 Waiver of Notice. Whenever any notice is required to be given to any shareholder or director of the Company under the provisions of the BCCA, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of notice.

Neither the business to be transacted at, nor the purpose of, any annual general or special meeting of the shareholders or of the Board need be specified in any waiver of notice of the meeting.

            7.4 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of resignation on the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary, and the resignation shall be deemed to be effective as of the close of business on the date the notice is so delivered or any later date specified therein.

                             ARTICLE 8 - AMENDMENTS

            These Article may be amended, supplemented, rescinded or repealed by the type of resolution specified in the BCCA for the subject matter of the amendment or, if not so specified in the BCCA, by a two-thirds majority of the votes cast on the matter at a general or special meeting of the shareholders.

                                                                    ATTACHMENT C

                             AUDIT COMMITTEE CHARTER

            The Audit Committee (the "Committee"), of the Board of Directors (the "Board") of Daugherty Resources, Inc. (the "Company"), has reviewed and assessed the adequacy of its formal written charter (the "Audit Committee Charter") with a view to ensuring its compliance with applicable Marketplace Rules of the Nasdaq Stock Market, Inc. ("Marketplace Rules") and regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance therewith, the Audit Committee Charter has been amended and restated, effective January 15, 2004, as set forth below.

COMPOSITION

            The Committee will be comprised of two or more directors, each of whom (i) is independent, as defined under Marketplace Rule 4200(a)(15), (ii) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act, (iii) has not participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years and (iv) is able to read and understand fundamental financial statements, as required by Marketplace Rule 4350(d)(2). In addition, by July 31, 2005 or such earlier date as the Company ceases to be a small business reporting company under the Exchange Act, the Committee will be comprised of three or more members of the Board, each of whom meets the foregoing criteria and at least one of whom has past employment experience in finance or accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior official with financial oversight responsibilities. The members of the Committee will be elected annually at the organizational meeting of the Board and will appoint one of its members to serve as Chairman of the Committee.

RESPONSIBILITIES RELATING TO AUDITORS

            In its capacity as a committee of the Board, the Committee is responsible for (i) the appointment and retention of the firm of independent registered or chartered public accountants (the "Auditors") engaged for the purpose of auditing the Company's annual financial statements and issuing an audit report thereon, for reviewing the Company's quarterly financial statements and, unless the Company ceases to be a small business reporting company under the Exchange Act, issuing a review report thereon and for performing related audit, review or attest services for the Company ("Audit Services") and any necessary tax compliance and tax planning or related services ("Tax Services"),
(ii) review and evaluation of the written disclosures from the Auditors required by Independence Standards Board Standard No. 1, which will include discussions with the Auditors on the matters required to be covered under that Standard and by the Statement of Auditing Standards No. 61, (iii) approval of the Company's compensation arrangements with the Auditors for Audit Services and Tax Services,
(iv) oversight of the work performed by the Auditors in connection with the Audit Services and (v) review and resolution of any disagreements between management and the Auditors on financial reporting matters.

RESPONSIBILITIES RELATING TO INTERNAL CONTROLS AND PROCEDURES

            In its capacity as a committee of the Board, the Committee is responsible for (i) monitoring the Company's internal controls and financial reporting process, (ii) assessing whether the internal controls over financial reporting provide reasonable assurances on the reliability of the Company's financial reporting and the preparation of its financial statements for external purposes in accordance with generally accepted accounting principles and (iii) prior to the filing of the Company's annual report under the Exchange Act with the Securities and Exchange Commission (the "SEC"), based on the Committee's review and discussions with management and representatives of the Auditors about the financial statements and the underlying internal controls and financial reporting process, making a recommendation to the Board whether the audited financial statements in the form presented to the Committee should be included in the report for filing with the SEC.

PROCEDURES FOR RESOLVING COMPLAINTS

            The Committee will establish and maintain procedures for (i) the receipt, retention and treatment of any complaints received by the Company on accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of any concerns about questionable accounting or auditing matters, with due regard for preventing retaliation against any employee for doing so in good faith.

AUTHORITY TO ENGAGE ADVISERS

            The Committee is authorized to engage independent counsel and any other advisers it deems necessary in performing its duties under this Audit Committee Charter.

FUNDING

            The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of (i) professional fees to the Auditors for Audit Services and Tax Services, (ii) professional fees to any advisers engaged by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate for carrying out its duties under this Audit Committee Charter.

                                                                    ATTACHMENT D

                               FORM OF PROXY CARD

FRONT:

                            DAUGHERTY RESOURCES, INC.
          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)
  PROXY FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS AT 2:00 P.M.
             (VANCOUVER, BRITISH COLUMBIA TIME) ON JUNE 24, 2004, AT
     625 HOWE STREET, SUITE 700, VANCOUVER, BRITISH COLUMBIA, CANADA V6C 2T6

The undersigned hereby appoints and directs William S. Daugherty (or, alternatively, the following nominee of the undersigned: _________________) as proxy holder to vote the common shares held by the undersigned in Daugherty Resources at its 2004 annual general and special meeting, and any adjournment, on the matters set forth below, as follows:

      1. Approval of a special resolution authorizing a corporate transition of Daugherty Resources under the new British Columbia Business Corporations Act, including a change in corporate name.

            9  FOR                      9  AGAINST                9  ABSTAIN

      2. Approval of a provision in the governing articles of Daugherty Resources increasing the quorum requirement for shareholder meetings to one-third of the shares entitled to vote.

            9  FOR                      9  AGAINST                9  ABSTAIN

      3. Approval of a provision in the governing articles of Daugherty Resources reducing the supermajority voting threshold to two-thirds of the shares voted.

            9  FOR                      9  AGAINST                9  ABSTAIN

      4. Approval of a provision in the governing articles of Daugherty Resources authorizing its board of directors to create one or more series of preferred shares with special rights or restrictions.

            9  FOR                      9  AGAINST                9  ABSTAIN

      5.    Approval of the 2003 Incentive Stock Award and Stock Option Plan.

            9  FOR                      9  AGAINST                9  ABSTAIN

      6.    Fixing the size of the Board of Directors at four:

            9  FOR                      9  AGAINST                9  ABSTAIN

      7. Election of Directors: Charles C. Cotterell, William S. Daugherty, James K. Klyman and Thomas F. Miller

            9  FOR ALL NOMINEES                         WITHHOLD  9  vote
            9  FOR ALL NOMINEES, except the following:________________________

      8. Ratification of Auditors: Kraft, Berger, Grill, Schwartz, Cohen & March LLP

            9  FOR                                      WITHHOLD  9  vote

This Proxy will be voted as specified. If no specification is made, it will be voted FOR the proposals and at the discretion of the proxy holder if any other business is properly brought before the meeting.

BACK:

A Proxy will not be valid unless it is dated, duly executed and delivered to the office of Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 2T6, not less than 48 hours (excluding weekends and holidays) before the date of the meeting. Any Proxy previously given by the undersigned for the meeting is hereby revoked. Receipt of the Notice of Annual General and Special Meeting and accompanying Proxy Statement for the meeting is hereby acknowledged.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                            DATED:  _____________________, 2004

                                            ___________________________________
                                            SIGNATURE

                                            ___________________________________
                                            Print Name (and title, if required)

(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on the card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                             SHAREHOLDER INFORMATION

ANNUAL MEETING LOCATION

700 Standard Life Building
625 Howe Street, Suite 700
Vancouver, British Columbia
Canada V6C 2T6

CORPORATE OFFICES
Daugherty Resources, Inc.
120 Prosperous Place, Suite 201
Lexington, Kentucky 40509

TRANSFER AGENT AND REGISTRAR
Pacific Corporate Trust Company
625 Howe Street, 10th Floor
Vancouver, British Columbia
Canada V6C 2T6
Tel: (604) 689-9853
Fax: (604) 689-8144
Email: pacific@pctc.com

ANALYST INQUIRIES
Michael P. Windisch
Daugherty Resources, Inc.
120 Prosperous Place, Suite 201
Lexington, Kentucky 40509
Tel: (859) 263-3948
Fax: (859) 263-4228
Email: ngas@ngas.com

REGISTERED AND RECORDS OFFICE
Maitland & Company
700 Standard Life Building
625 Howe Street, Suite 700
Vancouver, British Columbia
Canada V6C 2T6

CANADIAN COUNSEL
Ronald Paton, Barrister & Solicitor
Maitland & Company
700 Standard Life Building
625 Howe Street, Suite 700
Vancouver, British Columbia
Canada V6C 2T6

U.S. COUNSEL
Gary M. Smith
Attorney at Law
1941 Bishop Lane, Suite 1020
Louisville, Kentucky 40218

COMMON STOCK LISTING
Nasdaq SmallCap Market
Trading Symbol: NGAS
Newspaper Listing: NGAS

                              SHAREHOLDER INQUIRIES
                           Shareholder Administration
                            Daugherty Resources, Inc.
                         120 Prosperous Place, Suite 201
                            Lexington, Kentucky 40509
                               Tel: (859) 263-3948
                               Fax: (859) 263-4228
                              Email: ngas@ngas.com